October 26, 2022

BNY MELLON ADVANTAGE FUNDS, INC.
-BNY Mellon Technology Growth Fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jonathan Piskorowski[1]	4	$1.2B	0	N/A	7	$771M

[1]	Because Mr. Piskorowski became a primary portfolio manager of BNYMTGF as of October 25, 2022, his information is as of September 30, 2022.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Jonathan Piskorowski	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Jonathan Piskorowski	BNYMTGF[1]	None

[1]	Mr. Piskorowski became a primary portfolio manager of BNYMTGF as of October 25, 2022, and, as of September 30, 2022, he did not own any shares of the fund.

GRP2-SAISTK-1022